Exhibit 99.1
Harmonic Announces Third Quarter 2010 Results
Year-over-Year Growth in Revenue and Earnings;
Completed Acquisition of Omneon and Integration on Track
SAN JOSE, Calif.—October 28, 2010—Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, today announced its preliminary and unaudited results for the quarter ended October 1, 2010. These results for the third quarter of 2010 include a contribution from Omneon, Inc. from September 15, 2010 to the end of the quarter.
Net revenue for the third quarter of 2010 totaled $104.8 million, which included $5.6 million in Omneon revenue and excluded $1.3 million of certain deferred revenue that would otherwise have been recognized by Omneon had the acquisition not occurred.
Excluding Omneon’s contribution, Harmonic’s net revenue was $99.2 million, up 18% from $83.9 million in the third quarter of 2009 and up 4% from $95.5 million in the second quarter of 2010. Excluding Omneon’s contribution, Harmonic’s net revenue for the first nine months of 2010 was $279.6 million, up 20% from $232.9 million in the same period of 2009. Excluding Omneon, total bookings for Harmonic in the third quarter of 2010 were approximately $97.5 million, up 22% from approximately $79.9 million for the third quarter of 2009.
The year-over-year growth in revenues and bookings reflected continued demand across many geographies and markets. Excluding Omneon’s contribution, international sales represented 48% of Harmonic’s net revenues for the third quarter of 2010.
The Company reported a GAAP net loss for the third quarter of 2010 of $0.4 million, or $0.00 per diluted share, as compared to net income of $2.6 million, or $0.03 per diluted share, for the third quarter of 2009. Non-GAAP net income for the third quarter of 2010 was $9.0 million, or $0.09 per diluted share, up from $4.5 million, or $0.05 per diluted share, for the same period of 2009. Significant GAAP items that have been excluded in computing non-GAAP results include acquisition-related expenses, non-cash accounting charges for stock-based compensation expense, the fair value write up of acquired inventories sold, and the amortization of intangibles, retirement costs and certain tax adjustments. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Income (Loss) Reconciliation” below.
For the third quarter of 2010, Harmonic had GAAP gross margins of 45% and GAAP operating margins of 2%, up from 43% and (1%), respectively, for the same period of 2009. Excluding the GAAP items discussed above, non-GAAP gross margins were 49% and non-GAAP operating margins were 12% for the third quarter of 2010, up from 47% and 8%, respectively, for the same period of 2009.
As of October 1, 2010, the Company had cash, cash equivalents and short-term investments of $110.1 million, compared to $277.9 million as of July 2, 2010. During the third quarter of 2010, Harmonic used approximately $153.3 in cash to acquire Omneon and used $4.3 million in cash for operations.
“We’re pleased with the continued growth of our business and with the progress we’ve made to integrate Omneon into our operations,” said Patrick Harshman, President and Chief Executive Officer. “Our combined business continues to be driven by growing worldwide investment in new high definition services, expansion of our global customer base, and growing on-demand and new media services. Our sustained investment in innovative video technologies is paying off, as new and existing customers increasingly choose Harmonic to extend their video infrastructure.

“We expect the addition of Omneon to accelerate our growth, strengthen our gross margins and further expand our customer base into the leading media companies around the world. The combination of two strong market leaders positions Harmonic as the leading provider of video infrastructure solutions and the response from customers and partners to our joining forces has been very positive.”
Business Outlook
Harmonic anticipates net revenue in a range of $127 million to $132 million for the fourth quarter of 2010 and $412 million to $417 million for the full year 2010. These forecasts exclude $2 million to $3 million of certain deferred revenue in the fourth quarter and $3.3 million to $4.3 million for the full year that would otherwise have been recognized by Omneon had the acquisition not occurred. GAAP gross margins and operating expenses for the fourth quarter of 2010 are expected to be in the range of 43% to 45% and $63 to $65 million, respectively. Non-GAAP gross margins and operating expenses for the fourth quarter of 2010, which exclude charges for stock-based compensation, the fair value write up of acquired inventories sold, the amortization of intangibles, excess facilities and severance, are anticipated to be in the range of 50% to 52% and $51 to $52 million, respectively. These anticipated results include the full contribution of Omneon’s financial results for the entire fourth quarter of 2010.
Conference Call Information
Harmonic will host a conference call today to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern). A listen-only broadcast of the conference call can be accessed on the Company’s website at www.harmonicinc.com or by calling +1.706.634.9047 (conference identification code 50191657). The replay will be available after 6:00 P.M. Pacific at the same website address or by calling +1.706.645.9291 (conference identification code 50191657).
About Harmonic Inc.
Harmonic Inc. offers a comprehensive, innovative and market-leading portfolio of video infrastructure solutions, spanning content production to multi-screen video delivery. Harmonic customers can efficiently create, prepare and deliver differentiated video services over broadcast, cable, Internet, mobile, satellite and telecom networks, while simplifying end-to-end asset management, reducing costs and streamlining workflows.
Harmonic (NASDAQ: HLIT) is headquartered in San Jose, California with R&D, sales and system integration centers worldwide. The company’s customers—including each of the top 20 Fortune 2000 media companies—choose Harmonic to enable their high quality video services delivered to consumers in virtually every country. Visit www.harmonicinc.com for more information
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to: our expectations regarding our final results for the third quarter ended October 1, 2010; our expectation that, with the addition of Omneon, we will accelerate our growth, strengthen our gross margins and further expand our customer base into the leading media companies around the world; and our expectations regarding net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the fourth quarter and full year of 2010. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: we will not be able to integrate Omneon into our business as effectively or efficiently as expected; Omneon does not provide Harmonic with the benefits that we currently expect from the acquisition; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace, or at all; the possibility that our products will not generate sales that are commensurate with our expectations; the mix of products sold and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco industries; customer concentration and consolidation; general economic conditions, including the impact of recent turmoil in the global financial markets; market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; inventory management; the effect of competition; difficulties associated with rapid technological changes in Harmonic’s markets; the need to introduce new and enhanced products and the risk that our product development is not timely or does not result in expected benefits or market acceptance; risks associated with a cyclical and unpredictable sales cycle; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our annual report filed on Form 10-K for the year ended December 31, 2009, our Form 10-Q for the quarter ended July 2, 2010 and our current reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
EDITOR’S NOTE — Product and company names used herein are trademarks or registered trademarks of their respective owners.

Harmonic Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 1 , 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$70,523	$152,477
Short-term investments	39,595	118,593
Accounts receivable, net	92,438	64,838
Inventories	57,176	35,066
Deferred income taxes	39,923	26,503
Prepaid expenses and other current assets	24,873	20,821

Total current assets	324,528	418,298

Property and equipment, net	38,752	25,941

Goodwill, intangibles and other assets	339,925	112,065

	$703,205	$556,304

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	28,465	22,065
Income taxes payable	2,808	609
Deferred revenue	41,412	32,855
Accrued liabilities	40,045	37,584

Total current liabilities	112,730	93,113

Income taxes payable, long-term	41,768	43,948
Financing liability, long-term	—	6,908
Other non-current liabilities	20,106	4,862

Total liabilities	174,604	148,831

Stockholders’ equity:
Common stock	2,392,213	2,280,041
Accumulated deficit	(1,863,130)	(1,872,533)
Accumulated other comprehensive loss	(482)	(35)

Total stockholders’ equity	528,601	407,473

	$703,205	$556,304

Harmonic Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2010	October 2, 2009	October 1, 2010	October 2, 2009
Net revenue	$104,784	$83,861	$285,149	$232,909

Cost of revenue	57,252	47,781	151,130	137,898

Gross profit	47,532	36,080	134,019	95,011

Operating expenses:
Research and development	19,002	15,879	52,946	45,825
Selling, general and administrative	25,999	19,405	70,917	61,431
Amortization of intangibles	959	1,367	2,026	3,289

Total operating expenses	45,960	36,651	125,889	110,545

Income (loss) from operations	1,572	(571)	8,130	(15,534)

Interest and other income (expense), net	(240)	371	71	1,871

Income (loss) before income taxes	1,332	(200)	8,201	(13,663)

Provision for (benefit from) income taxes	1,693	(2,777)	(1,202)	10,523

Net income (loss)	$(361)	$2,577	$9,403	$(24,186)

Net income (loss) per share Basic	$0.00	$0.03	$0.10	$(0.25)

Diluted	$0.00	$0.03	$0.10	$(0.25)

Shares used to compute net income (loss) per share:
Basic	100,246	96,104	97,975	95,742

Diluted	100,246	96,732	98,633	95,742

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended
	October 1, 2010	October 2, 2009
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$9,403	$(24,186)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Amortization of intangibles	8,904	9,222
Depreciation	6,696	6,299
Stock-based compensation	10,180	7,637
Net loss on disposal of fixed assets	73	191
Deferred income taxes	(57)	—
Other non-cash adjustments, net	1,344	1,995
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	(10,531)	(303)
Inventories	(11,088)	12,098
Prepaid expenses and other assets	(1,805)	9,064
Accounts payable	(1,898)	(1,279)
Deferred revenue	994	(887)
Income taxes payable	(85)	2,156
Accrued excess facilities costs	(5,230)	(4,446)
Accrued and other liabilities	(5,688)	(27,332)

Net cash provided by (used in) operating activities	1,212	(9,771)

Cash flows used in investing activities:
Purchases of investments	(39,035)	(101,221)
Proceeds from sale and maturities of investments	116,298	146,241
Acquisition of property and equipment, net	(29,837)	(6,105)
Acquisition of Rhozet	—	(453)
Acquisition of Scopus	—	(63,053)
Acquisition of Omneon	(153,254)	—

Net cash used in investing activities	(105,828)	(24,591)

Cash flows provided by financing activities:
Building improvement allowance from landlord	18,833	—
Proceeds from issuance of common stock, net	3,918	4,239

Net cash provided by financing activities	22,751	4,239

Effect of exchange rate changes on cash and cash equivalents	(89)	207

Net decrease in cash and cash equivalents	(81,954)	(29,916)
Cash and cash equivalents at beginning of period	152,477	179,891

Cash and cash equivalents at end of period	$70,523	$149,975

Harmonic Inc.
Revenue Information
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended
	October 1,		October 2,		October 1,		October 2,
	2010		2009		2010		2009
Product
Video Processing	$51,005	49%	$39,880	48%	$139,893	49%	$113,840	49%
Production and Playout	4,880	5%	—	0%	4,880	2%	—	0%
Edge and Access	34,712	33%	32,673	39%	104,519	37%	89,132	38%
Services and Support	14,187	13%	11,308	13%	35,857	12%	29,937	13%

Total	$104,784	100%	$83,861	100%	$285,149	100%	$232,909	100%

Geography
United States	$54,538	52%	$40,282	48%	$146,387	51%	$118,932	51%
International	50,246	48%	43,579	52%	138,762	49%	113,977	49%

Total	$104,784	100%	$83,861	100%	$285,149	100%	$232,909	100%

Market
Cable	$63,071	60%	$47,246	56%	$172,193	60%	$139,105	60%
Satellite and Telco	25,385	24%	25,917	31%	77,586	27%	67,862	29%
Broadcast, Media and Other	16,328	16%	10,698	13%	35,370	13%	25,942	11%

Total	$104,784	100%	$83,861	100%	$285,149	100%	$232,909	100%

NOTE: We have revised our market categories to combine the Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margins, operating expense, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this press release. Management has excluded expenses incurred as a result of acquisitions made by the Company and restructuring activities, such as severance, charges incurred for excess facilities and losses on product discontinuances, as these are the result of infrequent events or have arisen outside of the ordinary course of the Company’s continuing operations. Additionally, management has excluded non-cash charges for stock-based compensation expense, the fair value write up of acquired inventories sold, and the amortization of intangibles related to acquisitions made by the Company. Finally, management has excluded certain discrete tax adjustments as these do not reflect future expected tax provisions or effective rates nor does the inclusion of this information in calculating our net income provide a meaningful comparison of current versus prior net income.

Harmonic Inc.
GAAP to Non-GAAP Income (Loss) Reconciliation
(Unaudited)

	Three Months Ended October 1, 2010			Three Months Ended October 2, 2009
(In thousands)	Gross Margin	Operating Expense	Net Income (loss)	Gross Margin	Operating Expense	Net Income (loss)
GAAP	$47,532	$45,960	$(361)	$36,080	$36,651	$2,577

Purchase accounting fair value adjustments related to inventory	412		412	518		518
Cost of revenue related to stock based compensation expense	516		516	376		376
Research and development expense related to stock based compensation expense		(1,169)	1,169		(972)	972
Selling, general and administrative expense related to excess facilities expense		225	(225)		(32)	32
Selling, general and administrative expense related to restructuring costs					(237)	237
Selling, general and administrative expense related to severance costs		(788)	788
Selling, general and administrative expense related to stock based compensation expense		(1,833)	1,833		(1,346)	1,346
Acquisition costs related to Omneon		(3,303)	3,303
Amortization of intangibles	2,714	(959)	3,673	2,207	(1,367)	3,574
Discrete tax items and adjustments			(2,147)			(5,175)

Non-GAAP	$51,174	$38,133	$8,961	$39,181	$32,697	$4,457

GAAP income per share — basic			$0.00			$0.03

GAAP income per share — diluted			$0.00			$0.03

Non-GAAP income per share — basic			$0.09			$0.05

Non-GAAP income per share — diluted			$0.09			$0.05

Shares used in per-share calculation — basic			100,246			96,104

Shares used in per-share calculation — diluted, GAAP			100,246			96,732

Shares used in per-share calculation — diluted, non-GAAP			100,941			96,732

	Nine Months Ended October 1, 2010			Nine Months Ended October 2, 2009
(In thousands)	Gross Margin	Operating Expense	Net Income (loss)	Gross Margin	Operating Expense	Net Income (loss)
GAAP	$134,019	$125,889	$9,403	$95,011	$110,545	$(24,186)

Cost of revenue related to severance costs				822		822
Cost of revenue related to Scopus product discontinuance				5,965		5,965
Purchase accounting fair value adjustments related to inventory	412		412	1,142		1,142
Cost of revenue related to stock based compensation expense	1,521		1,521	1,086		1,086
Research and development expense related to restructuring costs					(712)	712
Research and development expense related to stock based compensation expense		(3,435)	3,435		(2,771)	2,771
Selling, general and administrative expense related to excess facilities expense		225	(225)		(423)	423

	Nine Months Ended October 1, 2010			Nine Months Ended October 2, 2009
(In thousands)	Gross Margin	Operating Expense	Net Income (loss)	Gross Margin	Operating Expense	Net Income (loss)
Selling, general and administrative expense related to restructuring costs					(2,291)	2,291
Selling, general and administrative expense related to severance costs		(995)	995
Selling, general and administrative expense related to stock based compensation expense		(5,224)	5,224		(3,780)	3,780
Acquisition costs related to Scopus					(3,367)	3,367
Acquisition costs related to Omneon		(5,692)	5,692
Amortization of intangibles	6,878	(2,026)	8,904	5,893	(3,289)	9,182
Discrete tax items and adjustments			(11,449)			4,265

Non-GAAP	$142,830	$108,742	$23,912	$109,919	$93,912	$11,620

GAAP income (loss) per share — basic			$0.10			$(0.25)

GAAP income (loss) per share — diluted			$0.10			$(0.25)

Non-GAAP income per share — basic			$0.24			$0.12

Non-GAAP income per share — diluted			$0.24			$0.12

Shares used in per-share calculation — basic			97,975			95,742

Shares used in per-share calculation — diluted, GAAP			98,633			95,742

Shares used in per-share calculation — diluted, non-GAAP			98,633			96,250

Harmonic Inc.
Revenue Information
(In thousands)
(Unaudited)

PRODUCT	2009Q1		2009Q2		2009Q3		2009Q4		2010Q1		2010Q2		2010Q3
Harmonic
Video Processing	35,664	53%	38,297	47%	39,880	48%	48,813	56%	38,890	46%	49,998	52%	51,005	51%
Production and Playout	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%
Edge and Access	24,243	36%	32,216	40%	32,673	39%	28,223	33%	35,544	42%	34,263	36%	34,712	35%
Services and Support	7,849	11%	10,780	13%	11,308	13%	9,621	11%	10,388	12%	11,283	12%	13,453	14%

Total	67,756		81,293		83,861		86,657		84,822		95,544		99,170

Omneon
Video Processing	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%
Production and Playout	25,356	89%	21,773	86%	20,102	86%	24,165	86%	24,828	88%	26,589	83%	26,024	86%
Edge and Access	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%
Services and Support	2,982	11%	3,518	14%	3,266	14%	3,834	14%	3,389	12%	5,340	17%	4,307	14%

Total	28,338		25,291		23,368		27,999		28,217		31,929		30,331

Consolidated
Video Processing	35,664	37%	38,297	36%	39,880	37%	48,813	43%	38,890	34%	49,998	39%	51,005	39%
Production and Playout	25,356	26%	21,773	20%	20,102	19%	24,165	21%	24,828	22%	26,589	21%	26,024	20%
Edge and Access	24,243	25%	32,216	30%	32,673	30%	28,223	24%	35,544	32%	34,263	27%	34,712	27%
Services and Support	10,831	12%	14,298	14%	14,574	14%	13,455	12%	13,777	12%	16,623	13%	17,760	14%

Total	96,094		106,584		107,229		114,656		113,039		127,473		129,501

GEOGRAPHY	2009Q1		2009Q2		2009Q3		2009Q4		2010Q1		2010Q2		2010Q3
Harmonic
United States	32,118	47%	46,532	57%	40,282	48%	43,091	50%	42,592	50%	49,259	52%	51,895	52%
International	35,638	53%	34,761	43%	43,579	52%	43,566	50%	42,230	50%	46,285	48%	47,275	48%

Total	67,756		81,293		83,861		86,657		84,822		95,544		99,170

Omneon
United States	11,590	41%	7,012	28%	7,438	32%	8,974	32%	7,040	25%	16,197	51%	10,520	35%
International	16,748	59%	18,279	72%	15,930	68%	19,025	68%	21,177	75%	15,732	49%	19,811	65%

Total	28,338		25,291		23,368		27,999		28,217		31,929		30,331

Consolidated
United States	43,708	45%	53,544	50%	47,720	45%	52,065	45%	49,632	44%	65,456	51%	62,415	48%
International	52,386	55%	53,040	50%	59,509	55%	62,591	55%	63,407	56%	62,017	49%	67,086	52%

Total	96,094		106,584		107,229		114,656		113,039		127,473		129,501

MARKET	2009Q1		2009Q2		2009Q3		2009Q4		2010Q1		2010Q2		2010Q3
Harmonic
Cable	38,214	56%	53,645	66%	47,246	56%	53,836	62%	56,017	66%	53,106	56%	62,993	64%
Satellite and Telco	23,048	34%	18,897	23%	25,917	31%	23,741	27%	19,798	23%	32,403	34%	24,745	25%
Broadcast, Media and Other	6,494	10%	8,751	11%	10,698	13%	9,080	11%	9,007	11%	10,035	10%	11,432	11%

Total	67,756		81,293		83,861		86,657		84,822		95,544		99,170
	—		—		—		—		—		—		—
Omneon
Cable	407	1%	364	1%	336	1%	403	1%	424	1%	449	1%	426	1%
Satellite and Telco	3,918	14%	3,508	14%	3,233	14%	3,879	14%	5,232	19%	3,815	12%	3,467	11%
Broadcast, Media and Other	24,013	85%	21,419	85%	19,799	85%	23,717	85%	22,561	80%	27,665	87%	26,438	88%

Total	28,338		25,291		23,368		27,999		28,217		31,929		30,331
	—		—		—		—		—		—		—
Consolidated
Cable	38,621	40%	54,009	51%	47,582	44%	54,239	47%	56,441	50%	53,555	42%	63,419	49%
Satellite and Telco	26,966	28%	22,405	21%	29,150	27%	27,620	24%	25,030	22%	36,218	28%	28,212	22%
Broadcast, Media and Other	30,507	32%	30,170	28%	30,497	29%	32,797	29%	31,568	28%	37,700	30%	37,870	29%

Total	96,094		106,584		107,229		114,656		113,039		127,473		129,501

	—		—		—		—		—		—		—
NOTE: Data includes full quarter proforma revenue for Omneon for the periods shown, including certain deferred revenue excluded in reported results. We have revised our market categories to combine Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.